UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

INTERNATIONAL MONEY EXPRESS, INC.

(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INTERNATIONAL MONEY EXPRESS, INC. 2025 Annual Meeting Vote by June 19, 2025 11:59 PM ET INTERNATIONAL MONEY EXPRESS, INC. 9100 SOUTH DADELAND BLVD. SUITE 1100, MIAMI, FLORIDA 33156 V73424-P30340 You invested in INTERNATIONAL MONEY EXPRESS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 20, 2025 11:00 a.m., Eastern Time 9100 South Dadeland Blvd. Suite 1100, Miami, FL 33156 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of two Class I directors to the board of directors of International Money Express, Inc. to serve for a term of three years or until their respective successors are duly elected and qualified.For  Nominees: 01) Bernardo Fernández 02) Laura Maydón 2. Ratification of BDO USA, P.C. as International Money Express, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2025.For 3. Approval of a non-binding advisory resolution regarding the compensation of the named executive officers of International Money Express, Inc.For 4. Approval of the Amended and Restated International Money Express, Inc. 2020 Omnibus Equity Compensation Plan.For NOTE: In the proxies’ discretion, in accordance with the recommendation of the Company’s board of directors, the proxies are authorized to vote on any other matter that may properly be presented at the 2025 Annual Meeting of Stockholders or any adjournments, continuation or postponement thereof.